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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15 (d)
              of the Securities Exchange Act of 1934



 Date of Report (Date of Earliest Event Reported)        August 6, 1998
                                                         --------------


                    JACKSONVILLE BANCORP, INC.
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        TEXAS                     0 - 28070              75-2632781
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(State of Incorporation)    (Commission File No.)          (IRS No)



    COMMERCE AND NECHES STREET              JACKSONVILLE, TEXAS       75766
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(Address of Principal Executive Offices)                            (Zip Code)



                               (903) 586-9861
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           (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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        (Former Name or Former Address, If Changed Since Last Report)
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Item 5.   Other Events
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits:

              (99)    Press Release, dated August 6, 1998



                            SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               JACKSONVILLE BANCORP, INC.



Date:     August 6, 1998        Jerry Chancellor
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                                Jerry Chancellor
                                President
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